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                                                                      EXHIBIT 99




                            OSI PHARMACEUTICALS, INC.
                                       and
                              THE BANK OF NEW YORK
                                     Trustee
                                    INDENTURE
                           Dated as of January 6, 1999

                                 DEBT SECURITIES

                                TABLE OF CONTENTS


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1. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................................    1

   1.1. Definitions...............................................................................................    1

   1.2. Compliance Certificates and Opinions......................................................................    7

   1.3. Form of Documents Delivered to Trustee....................................................................    7

   1.4. Acts of Holders...........................................................................................    7

   1.5. Notices, Etc., to Trustee and Company.....................................................................    8

   1.6. Notice to Holders; Waiver.................................................................................    8

   1.7. Conflict with Trust Indenture Act.........................................................................    9

   1.8. Effect of Headings and Table of Contents..................................................................    9

   1.9. Successors and Assigns....................................................................................    9

   1.10. Separability Clause......................................................................................    9

   1.11. Benefits of Indenture....................................................................................    9

   1.12. Governing Law............................................................................................    9

   1.13. Legal Holidays...........................................................................................   10


2. SECURITY FORMS.................................................................................................   10

   2.1. Forms Generally...........................................................................................   10

   2.2. Form of Face of Security..................................................................................   10

   2.3. Form of Reverse Side of Security..........................................................................   12

   2.4. Form of Trustee's Certificate of Authentication...........................................................   14


3. THE SECURITIES.................................................................................................   15

   3.1. Amount Unlimited; Issuable in Series......................................................................   15

   3.2. Denominations.............................................................................................   16


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
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   3.3. Execution, Authentication, Delivery and Dating............................................................   16

   3.4. Temporary Securities......................................................................................   18

   3.5. Registration, Registration of Transfer and Exchange.......................................................   18

   3.6. Mutilated, Destroyed, Lost and Stolen Securities..........................................................   19

   3.7. Payment of Interest; Interest Rights Preserved............................................................   20

   3.8. Persons Deemed Owners.....................................................................................   21

   3.9. Cancellation..............................................................................................   21

   3.10. Computation of Interest..................................................................................   21

   3.11. CUSIP Numbers............................................................................................   21


4. SATISFACTION AND DISCHARGE.....................................................................................   22

   4.1. Satisfaction and Discharge of Indenture...................................................................   22

   4.2. Application of Trust Money................................................................................   23


5. REMEDIES.......................................................................................................   23

   5.1. Events of Default.........................................................................................   23

   5.2. Acceleration of Maturity; Rescission and Annulment........................................................   25

   5.3. Collection of Indebtedness and Suit for Enforcement by Trustee............................................   26

   5.4. Trustee May File Proofs of Claim..........................................................................   27

   5.5. Trustee May Enforce Claims Without Possession of Securities...............................................   28

   5.6. Application of Money Collected............................................................................   28

   5.7. Limitation on Suits.......................................................................................   28

   5.8. Unconditional Rights of Holders to Receive Principal, Premium and Interest................................   29

   5.9. Restoration of Rights and Remedies........................................................................   29

   5.10. Rights and Remedies Cumulative...........................................................................   29

   5.11. Delay or Omission Not Waiver.............................................................................   30


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
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   5.12. Control by Holders.......................................................................................   30

   5.13. Waiver of Past Defaults..................................................................................   30

   5.14. Undertaking for Costs....................................................................................   31

   5.15. Waiver of Stay or Extension Laws.........................................................................   31


6. THE TRUSTEE....................................................................................................   31

   6.1. Certain Duties and Responsibilities.......................................................................   31

   6.2. Notice of Defaults........................................................................................   32

   6.3. Certain Rights of Trustee.................................................................................   33

   6.4. Not Responsible for Recitals or Issuance of Securities....................................................   34

   6.5. May Hold Securities.......................................................................................   34

   6.6. Money Held in Trust.......................................................................................   34

   6.7. Compensation and Reimbursement............................................................................   35

   6.8. Disqualification; Conflicting Interests...................................................................   35

   6.9. Corporate Trustee Required; Eligibility...................................................................   36

   6.10. Resignation and Removal; Appointment of Successor........................................................   36

   6.11. Acceptance of Appointment by Successor...................................................................   38

   6.12. Merger, Conversion, Consolidation or Succession to Business..............................................   39

   6.13. Preferential Collection of Claims Against Company........................................................   39

   6.14. Appointment of Authenticating Agent......................................................................   43

   6.15. Trustee's Application for Instructions from the Company..................................................   45


7. HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY...............................................................   45

   7.1. Company to Furnish Trustee Names and Addresses of Holders.................................................   45

   7.2. Preservation of Information; Communications to Holders....................................................   46

   7.3. Reports by Trustee........................................................................................   47


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
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   7.4. Reports by Company........................................................................................   48


8. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...........................................................   49

   8.1. Company May Consolidate, Etc., Only on Certain Terms......................................................   49

   8.2. Successor Corporation Substituted.........................................................................   50

   8.3. Officers' Certificates and Opinions of Counsel............................................................   50


9. SUPPLEMENTAL INDENTURES........................................................................................   50

   9.1. Supplemental Indentures without Consent of Holders........................................................   50

   9.2. Supplemental Indentures with Consent of Holders...........................................................   51

   9.3. Execution of Supplemental Indentures......................................................................   52

   9.4. Effect of Supplemental Indentures.........................................................................   52

   9.5. Conformity with Trust Indenture Act.......................................................................   53

   9.6. Reference in Securities to Supplemental Indentures........................................................   53


10. COVENANTS.....................................................................................................   53

   10.1. Payment of Premium and Interest..........................................................................   53

   10.2. Maintenance of Office or Agency..........................................................................   53

   10.3. Money for Securities Payments to Be Held in Trust........................................................   53

   10.4. Statement by Officers as to Default......................................................................   55

   10.5. Statement as to Compliance...............................................................................   55


11. REDEMPTION OF SECURITIES......................................................................................   55

   11.1. Applicability of Article.................................................................................   55

   11.2. Election to Redeem; Notice to Trustee....................................................................   55

   11.3. Selection by Trustee of Securities to be Redeemed........................................................   55

   11.4. Notice of Redemption.....................................................................................   56

   11.5. Deposit of Redemption Price..............................................................................   56


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   11.6. Securities Payable on Redemption Date....................................................................   56

   11.7. Securities Redeemed in Part..............................................................................   57


12. SINKING FUNDS.................................................................................................   57

   12.1. Applicability of Article.................................................................................   57

   12.2. Satisfaction of Sinking Fund Payments with Securities....................................................   57

   12.3. Redemption of Securities for Sinking Fund................................................................   58


13. SUBORDINATION.................................................................................................   58

   13.1. Applicability of Article.................................................................................   58

   13.2. Securities Subordinated to Senior Indebtedness...........................................................   58

   13.3. No Payment on Securities in Certain Circumstances........................................................   58

   13.4. Securities Subordinated to Prior Payment of All Senior Indebtedness on
         Dissolution, Liquidation or Reorganization of Company....................................................   60

   13.5. Securityholders to be Subrogated to Rights of Holders of Senior Indebtedness.............................   60

   13.6. Obligations of the Company Unconditional.................................................................   61

   13.7. Trustee and Paying Account Entitled to Assume Payments Not Prohibited
         in Absence of Notice.....................................................................................   61

   13.8. Application by Trustee of Moneys Deposited With It.......................................................   61

   13.9. Subordination Rights Not Impaired by Acts or Omissions of Company or
         Holders of Senior Indebtedness...........................................................................   62

   13.10. Securityholders Authorize Trustee to Effectuate Subordination of Securities.............................   62

   13.11. Right of Trustee and Paying Agent to Hold Senior Indebtedness...........................................   63

   13.12. This Article Not to Prevent Events of Default...........................................................   63

   13.13. No Fiduciary Duty Created to Holders of Senior Indebtedness.............................................   63


                                      -v-
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         THIS INDENTURE, dated as of January 6, 1999, between OSI
Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuances from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as this Indenture provides.

         WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the benefit of the other party and for the equal and proportionate benefit of all Holders (as defined herein) of the Securities, or series thereof, as follows:

1.       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         1.1.     Definitions.

                  (a) For all purposes of this Indenture and any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                           (i) the terms defined in this Article have meanings assigned to them in this Article and include the plural as well as the singular;

                           (ii) all other terms used herein which are defined in the Trust Indenture Act or the Securities Act (as those terms are defined herein), either directly or by reference therein, have (except as herein otherwise expressly provided or unless the context otherwise requires) the meanings assigned to them therein as in force on the date of this Indenture;

                           (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principals and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principals as are generally accepted at the date of this Indenture; and

                           (iv) the words "herein", hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  (b) Certain terms, used principally in Article Six, are defined in that Article.

                  (c)      The following terms have the following means:

                           (i) "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

                           (ii) "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                           (iii) "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                           (iv) "Board of Directors" means either the board of directors of the Company, the executive committee of such board or any duly authorized committee of such board.

                           (v) "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                           (vi) "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city where the Trustee maintains its Corporate Trust Office are authorized or obligated by law to close.

                           (vii) "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

                           (viii) "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) or corporate stock.


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                           (ix)     "Commission" means the Securities and
         Exchange Commission, as from time to time constituted, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                           (x) "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                           (xi) "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chief Executive Officer, President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                           (xii) "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, NY 10286, Attention: Corporate Trust Administration.

                           (xiii) "Corporation" includes corporations, associations, companies and business trusts.

                           (xiv) "Event of Default" has the meaning specified in Section 5.1.

                           (xv) "Holder" or "Securityholder" or similar terms means a Person in whose name a Security is registered in the Security Register.

                           (xvi) "Indebtedness" means (A) any liability of any person (1) for borrowed money, (2) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, or (3) for the payment of money relating to a Capitalized Lease Obligation; (B) any liability of others described in the preceding clause (A) which the person has guaranteed, is secured by a lien on any asset of such person or which is otherwise its legal liability; and (C) any amendment, renewal, extension or refunding of any liability of the types referred to in Clauses (A) and
         (B) above.

                           (xvii) "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by
         Section 3.1.


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                           (xviii)  "Notes" means any Security of the series
         designated "One Year Notes" issued under this Indenture and pursuant to the Rights Agreement and substantially in the form of Exhibit 1 hereto.

                           (xix) "Officers' Certificate" means a certificate signed by the Chief Executive Officer, President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                           (xx) "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

                           (xxi) "Original Issue Date" of any Security (or any portion thereof) means the earlier of (A) the date of such Security or (B) the date of the first Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution, provided, that the "Original Issue Date" for the Notes shall be the first date on which any such Note is issued.

                           (xxii) "Outstanding" when used with respect to Securities or any series of Securities, means, as of the date of determination, all Securities or all Securities of such series, as the case may be, theretofore authenticated and delivered under this Indenture, except:

                                    (A)      Securities theretofore called by
                  the Trustee or delivered to the Trustee for cancellation;

                                    (B)      Securities, or portions thereof,
                  for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent for the Holders of such Securities; provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                                    (C)      Securities which have been paid
                  pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee established to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                           (xxiii) "Paying Agent" means any person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                           (xxiv) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or association or government or any agency or political subdivision thereof.

                           (xxv) "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                           (xxvi) "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                           (xxvii) "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                           (xxviii) "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office or any other officer in the Corporate Trust Office or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge or any familiarity with the particular subject.

                           (xxix)   "Rights Agreement" means the Rights
         Agreement dated as of January 6, 1999 between the Company and The Bank of New York, as Rights Agent.


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                           (xxx)    "Securities" has the meaning stated in the
         first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                           (xxxi)   "Security Register" has the meaning
         specified in Section 3.5.

                           (xxxii) "Senior Indebtedness" means, with respect to the Securities of a series which are subordinated in accordance with their terms as contemplated by Section 3.1, the principal or interest on and other amounts due on or in connection with (A) any Indebtedness of the Company designated in accordance with Section 3.1 as ranking senior to the Securities of that series, whether outstanding on the date of this Indenture or hereafter created, incurred, assumed or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase or otherwise; and (B) deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, Indebtedness of the kind described in the preceding clause (A), unless, in the case of any particular Indebtedness, deferral, renewal, extension, refunding, amendment, modification or supplement, the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness, deferral, renewal, extension, refunding, amendment, modification or supplement shall not be senior in right of payment to the Securities of that series.

                           (xxxiii) "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                           (xxxiv) "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean and include each such Person, and "Trustee", as used with respect to the Securities of any series, shall mean the Trustee with respect to Securities of that series.

                           (xxxv) "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 9.5.


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         1.2.     Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, if requested by the Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         1.3.     Form of Documents Delivered to Trustee.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representations by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinion or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         1.4.     Acts of Holders.

                  (a) Any requirement, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         1.5.     Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) The Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office, or

                  (b) The Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553 or at any other address previously furnished in writing to the Trustee by the Company.

         1.6.     Notice to Holders; Waiver.

                  (a) Where this Indenture provides for notices to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any matter, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (b) In any case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification of every purpose hereunder.

         1.7.     Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         1.8.     Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         1.9.     Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         1.10.    Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         1.11.    Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         1.12.    Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         1.13.    Legal Holidays.

                  In any case where the due date of interest on or principal of any Security or the Redemption Date of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such due date or Redemption Date; provided that no interest shall accrue for the period from and after such prior date.

2.       SECURITY FORMS

         2.1.     Forms Generally.

                  (a) The Securities of each series and the Trustee's certificate of authentication shall be in substantially the form set forth in this Article (except that the Notes shall be substantially in the form set forth in Exhibit 1 hereto), with the Trustee's certificate of authentication on the face of the Security, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities to be necessary or appropriate, as evidenced by their execution of the Securities.

                  (b) The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         2.2.     Form of Face of Security.

                 Number [      ]                         $[      ]

                  [Title of the Series of the Security] -- [ ]%

                            OSI PHARMACEUTICALS, INC.

                                 Due____________

                                                             CUSIP No. [ ]

                  OSI Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to ______________________________, or ______ registered assigns, the principal sum of _____________________, at the office or agency of the Company maintained for that purpose in ______________________, on ____________, 19____ (the "Due
Date"), in
such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, on each Interest Payment Date (as defined herein) on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this [indebtedness] from the Interest Payment Date next preceding the date of this [indebtedness] to which interest has been paid or duly provided for unless the date thereof is a date to which interest has been paid or duly provided for, in which case from the date of this [indebtedness], or unless no interest has been paid or duly provided for on the [indebtedness] since the Original Issue Date (as defined in the Indenture referred to on the reverse hereto) of this [indebtedness] then from such Original Issue Date until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the person in whose name this [indebtedness] is registered at the close of business on the fifteenth day preceding such Interest Payment Date (the "Record Date" corresponding to such Interest Payment Date), whether or not such Interest Payment Date is a business day, and may, at the option of the Company, be paid by check mailed to the registered address of such person. Notwithstanding the foregoing, if the date hereof is after the Record Date corresponding to an Interest Payment Date and before such Interest Payment Date, this [indebtedness] shall bear interest from such Interest Payment Date. An "Interest Payment Date" shall be the ________ and _________ of each year until the principal hereof is paid or made available for payment and the Due Date.

                  [This indebtedness may be redeemed by the Company at any time in accordance with the provisions therefore in the Indenture, for a payment in cash equal to [ ]% of the then outstanding principal sum, plus accrued and unpaid interest to the Redemption Date.]

                  Reference is made to the further provisions of this [indebtedness] set forth on the reverse hereto. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This [indebtedness] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.

                  IN WITNESS WHEREOF, OSI Pharmaceuticals, Inc. has caused this instrument to be executed in its corporate name by the facsimile signatures of its Chief Executive Officer, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries and impressed or imprinted with its corporate seal or a facsimile thereof.

Dated:                                   OSI PHARMACEUTICALS, INC.


[SEAL]                                   By_____________________________________
                                                Title:
ATTEST:


_____________________________________
Title:

         2.3.     Form of Reverse Side of Security.

                            OSI PHARMACEUTICALS, INC.

                  [Title of the Series of the Security] -- [ ]%

                  This [indebtedness] is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of January 6, 1999 (herein called the "Indenture"), duly executed and delivered by the Company to The Bank of New York, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may as between different series and within a given series mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), and may otherwise vary as the Indenture provides. This [indebtedness] is one of a series designated as the [title of the series of the Security] -- [ ]% of the Company (hereinafter called the ["indebtedness"], limited in aggregate principal amount to [ ].

                  Interest on the [indebtedness] shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  [Description of provisions of the series relating to redemption, sinking funds, subordination or other permitted terms, if any.]

                  If an Event of Default, as defined in the Indenture, with respect to the [indebtedness] shall occur and be continuing, the principal of the [indebtedness] may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 80% in principal amount of the Securities at the time Outstanding (as that term is defined in the Indenture) of each series to be affected. The Indenture also contains provisions permitting the Holders of 80% in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this [indebtedness] shall be conclusive and binding upon such Holder and upon all future Holders of this [indebtedness] and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this [indebtedness].

                  No reference herein to the Indenture and no provision of this [indebtedness] or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this [indebtedness] at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this [indebtedness] is registrable in the Security Register upon surrender of this [indebtedness] for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this [indebtedness] are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof or his attorney duly authorized in writing and thereupon one or more new [indebtedness] of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The [indebtedness] are issuable only in registered form without coupons in denominations of [$10] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth the [indebtedness] are exchangeable for a like aggregate principal amount of [indebtedness] of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this [indebtedness] for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this [indebtedness] is registered as the owner hereof for all purposes, whether or not this [indebtedness] is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All capitalized terms used in this [indebtedness] and not defined herein shall have the meanings assigned to them in the Indenture.

                  This [indebtedness] shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of such state.

         2.4.     Form of Trustee's Certificate of Authentication.

                  This is one of the Securities of the series designated pursuant to the within-mentioned Indenture.

THE BANK OF NEW YORK,                    THE BANK OF NEW YORK,
     as Trustee                               as Trustee

                                       OR

By_____________________________________  By_____________________________________
         Authorized Signatory                    As Authenticating Agent


                                         By_____________________________________
Dated:_________________________________           Authorized Signatory

                                         Dated:_________________________________

3.       THE SECURITIES

         3.1.     Amount Unlimited; Issuable in Series.

                  (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  (b) The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

                           (i) the title of the Securities, including CUSIP Numbers, of the series (which shall distinguish the Securities of the series from all other Securities);

                           (ii) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7);

                           (iii) the date or dates on which the principal of the Securities of the series is payable;

                           (iv) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue and the dates on which such interest shall be payable and the record date for the interest payable on any such interest date;

                           (v) the place or places, if any, in addition to Uniondale, New York where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

                           (vi) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                           (vii) the obligation, if any, of the company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation;

                           (viii) if other than denominations of $1,000 and any integral multiple thereof (except that the Notes may be issuable in denominations of $10 and any integral multiple thereof), the denominations in which Securities of the series shall be issuable;

                           (ix) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.2;

                           (x) the Indebtedness of the Company, if any, which shall constitute Senior Indebtedness with respect to the Securities of the series and the terms and conditions of that subordination; and

                           (xi) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  (c) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution in any such indenture supplemental hereto.

                  (d) At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  (e) If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         3.2.     Denominations.

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof, except that the Notes may be issuable in denominations of $10 and any integral multiple thereof.

         3.3.     Execution, Authentication, Delivery and Dating.

                  (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers of the Securities may be manual or facsimile.

                  (b) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. If the Form or terms of the Securities of the Series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in conclusively relying upon, an Opinion of Counsel stating:

                           (i) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                           (ii) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                           (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

         (d) The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise be in a manner which is not reasonably acceptable to the Trustee.

         (e)      Each Security shall be dated the date of its authentication.

         (f) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         3.4.     Temporary Securities.

                  (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  (b) If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such Series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company designated by the Company for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         3.5.     Registration, Registration of Transfer and Exchange.

                  (a) The Company shall cause to be kept at an office or agency of the Company a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  (b) Upon surrender for registration of transfer of any Security of any series at the office or agency designated by the Company for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

                  (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  (d) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  (e) Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and any Security Registrar with respect to such series of Securities duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

                  (g)      The Company shall not be required:

                           (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or

                           (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (h) Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                  (i) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         3.6.     Mutilated, Destroyed, Lost and Stolen Securities.

                  (a) If any mutilated Security is surrendered to the Company or to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (c) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  (d) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  (e) Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other securities of that series duly issued hereunder.

                  (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         3.7.     Payment of Interest; Interest Rights Preserved.

                  (a) Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the record date (as hereinafter defined) for such interest payment notwithstanding the cancellation of such Security upon the registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the Persons in whose names outstanding Securities are registered at the close of business on a subsequent record date established by notice given by mail by and on behalf of the Company to the Holders of Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. The term "record date" as used in this Section 3.7 with respect to any regular interest payment date as may have been established as the record date with respect to an interest payment date for Securities of such series in a Board Resolution in accordance with Section 3.1 hereof. The Company may also make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this sentence, such manner of payment shall be deemed practicable by the Trustee.

                  (b) Subject to subsection (a) of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         3.8.     Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         3.9.     Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it; provided, however, that if surrendered to any Authenticating Agent, such Securities shall be promptly cancelled by such Authenticating Agent and forwarded to the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, that the Trustee shall not be required to dispose of Securities in a manner deemed impracticable by the Trustee.

         3.10.    Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         3.11.    CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

4.       SATISFACTION AND DISCHARGE

         4.1.     Satisfaction and Discharge of Indenture.

                  (a) This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                           (i)      either

                                    (A)      All Securities theretofore
                  authenticated and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (2) Securities for whose payment money has theretofore been deposited in trust and thereafter discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                                    (B)      all such Securities not theretofore
                  delivered to the Trustee for cancellation

                                             (1)      have become due or
                           payable, or

                                             (2)      will become due and
                           payable at their stated maturity within one year, or

                                             (3)      are to be called for
                           redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or Redemption Date, as the case may be;

                           (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                           (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  (b) In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon the receipt of such instruments from all Trustees hereunder.

                  (c) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to Subclause
(B) of Clause (i) of this Section, the obligations of the Trustee under Section
4.2 and the last paragraph of Section 10.3, shall survive such satisfaction and discharge.

         4.2.     Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

5.       REMEDIES

         5.1.     Events of Default.

                  "Event of Default" wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 5 days; or

                  (b) default in the payment of the principal of (or premium, if any, on) any Security of that series when due and payable as therein or herein provided whether at its maturity or upon acceleration, redemption or otherwise; or

                  (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (d) default in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture in the terms of the Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 10 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) a default under any mortgage, indenture, or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness, in an aggregate principal amount exceeding $1,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due an payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such indebtedness, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged, to cause there to be deposited in trust a sum sufficient to discharge in full such indebtedness or to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Section 6.1 and 6.2, the Trustee shall not be deemed to have knowledge of such default unless the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

                  (f) the entry by a court having jurisdiction in the premises of

                           (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect; or

                           (ii) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or

                  (g) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law now or hereafter in effect, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company or the making by the Company of an assignment for the benefit of creditors, or the Company shall fail generally to pay its debts as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (h) any other Event of Default provided with respect to Securities of that series.

                  (i) Subject to Sections 6.1 and 6.2, and except for Events of Default described in Sections 5.1(a), (b) and (c), the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer receives written notice thereof.

         5.2.     Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holder of not less than 10% in principal amount of the Outstanding Securities of that series may declare the principal amount and the interest accrued thereon of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and interest accrued thereon shall become immediately due and payable.

                  (b) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of 80% in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                                    (A)      all overdue interest on all
                  Securities of that series,

                                    (B)      the principal of (and premium, if
                  any, on), any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                                    (C)      to the extent that payment of such
                  interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                                    (D)      all sums paid or advanced by the
                  Trustee hereunder and the reasonable compensation, expenses and disbursements and advances of the Trustee, its agents and counsel; and

                           (ii) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

         5.3.     Collection of Indebtedness and Suit for Enforcement by
                  Trustee.

                  (a)      The Company covenants that if:

                           (i) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 5 days, or

                           (ii) default is made in the payment of the principal of (or premium, if any, on) any Security at the maturity, redemption, acceleration or otherwise thereof or in the deposit of any sinking fund payment when and as due by the terms of any Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust and at the expense of the Company, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  (c) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         5.4.     Trustee May File Proofs of Claim.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered by intervention in such proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding;

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims; and

                           (iii) to distribute all amounts received with respect to the claims of the Holders and the Trustee on their behalf,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustees and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  (b) Subject to the provisions of Article Eight of this Indenture, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         5.5.     Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         5.6.     Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment, if only partially paid and upon surrender thereof if fully paid:

                  FIRST:   To the payment of all amounts due the Trustee under
Section 6.7;

                  SECOND: To the Holders of Senior Indebtedness as provided in Article Thirteen.

                  THIRD:   To the payment of the amounts then due and unpaid for
principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  FOURTH:  To the Company.

         5.7.     Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (b) the Holders of not less than 10% in principal amount of Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Events of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 10 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 20-day period by the Holders of a majority in principal amount of the outstanding Securities of that series;

it being understood and intended that no one or more of Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this indenture to disturb or prejudice the rights of any other Holder of Securities of such series or any Holder of any other series, or to obtain or to seek to obtain priority or preference over any other Holder of Securities of such series or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of such series.

         5.8. Unconditional Rights of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         5.9.     Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustees and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         5.10.    Rights and Remedies Cumulative.

                  Except an otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         5.11.    Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         5.12.    Control by Holders.

                  The Holders of a majority in principal amount of the outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided, that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) the Trustee shall have been provided with an Opinion of Counsel stating that the action so directed would not be unjustly prejudicial to the Holders of any Securities of any series with respect to which the Trustee is the trustee not taking part in such direction; and

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         5.13.    Waiver of Past Defaults.

                  (a) The Holders of not less than 80% in principal amount of the outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

                           (i) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                           (ii) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      5.14. Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the due dates expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

      5.15. Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

6.    THE TRUSTEE

      6.1.  Certain Duties and Responsibilities.

            (a) Except during the continuance of an Event of Default with respect to Securities of any series.

                  (i) the Trustee undertakes to perform, with respect to
            Securities of such series, specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

            (b) If an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any
            action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series pursuant to the provisions of Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      6.2.  Notice of Defaults.

            Within 60 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by first-class mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1.(d) with respect to the Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

      6.3.  Certain Rights of Trustee.

            Subject to the provisions of Section 6.1:

            (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

            (c) however, in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

            (d) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, at the expense of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, believed by it to be authorized or within the discretion or rights and powers conferred upon it by this Indenture.

            (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

      6.4.  Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, for the use of application of any moneys paid over by the Trustee in accordance with any provisions of this Indenture for the use or application of any money received by any Paying Agent other than the Trustee.

      6.5.  May Hold Securities.

            The Trustee, any Authenticating Agent, any Paying Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledge of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent or such agent.

      6.6.  Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      6.7.  Compensation and Reimbursement.

            The Company agrees:

            (a) to pay to the Trustee from time to time such compensation as shall be agreed upon in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct;

            (c) to fully indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against any and all loss, liability, claim, damage or expense (including taxes other than taxes based upon the income of the Trustee and the reasonable fees and expenses of its agents and counsel) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

            (d) that the obligations of the Company under this Section 6.7 to compensate the Trustee and to pay or reimburse the Trustee for such expenditures, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such except funds held in trust for the benefit of the Holders of particular Securities.

      6.8.  Disqualification; Conflicting Interests.

            (a) If the Trustee has or shall acquire any conflicting interest, as defined in the Trust Indenture Act, with respect to the Securities or any series, it shall within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

            (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 30 days after the expiration of such 90 day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

      6.9.  Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder with respect to each series of Securities which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (together with any Person directly or indirectly controlling the Trustee) a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this article.

      6.10. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such monies, delivered to the Trustee and to the Company If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expenses of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

            (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 6.8.(a)
            after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of the series as to which the Trustee has a conflicting interest for at least six months,

                  (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (y) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      6.11. Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges and the charges of its agents and counsel, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which

                  (i) shall contain such provision as shall be necessary or
            desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,

                  (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and

                  (iii) shall add to or change any of the provisions of this
            Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this article.

      6.12. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      6.13. Preferential Collection of Claims Against Company.

            (a) Subject to Subsection (b) of this section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee, individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection 9(c) of this section:

                  (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal, premium, if any, or interest, effected after the beginning of such four month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in Paragraph
            (ii) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (ii) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four month period, or an amount equal to the proceeds of any such property, if any, of the Company and its other creditors in such property or such proceeds.

            Nothing herein contained, however, shall affect the right of the
Trustee:

                        (A) to retain for its own account

                              (1) payments made on account of any such claim by
                        any Person (other than the Company) who is liable thereon, and

                              (2) the proceeds of the bona fide sale of any such
                        claim by the Trustee to a third Person, and

                              (3) distributions made in cash, securities or
                        other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law;

                        (B) to realize, for its own account upon any property
                  held by it as security for any such claim, if such property was so held prior to the beginning of such four month period;

                        (C) to realize, for its own account, but only to the
                  extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this section would occur within four months; or

                        (D) to receive payment on any claim referred to in
                  Paragraph (B) or (C), against the release of any property held as security for such claim as provided in Paragraph (B) or
                  (C), as the case may be, to the extent of the fair value of such property.

                        For purposes of Paragraph (B), (C) and (D), property
                  substituted after the beginning of such four month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payment from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, the same percentage of their respective claims, calculated before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividend" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (x) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured or unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee which has resigned or been removed after the beginning of such four month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four month period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

                  (iii) with receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four month period; and

                  (iv) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

            (b) There shall be excluded from the operation of Subsection (a) of this section a creditor relationship arising from:

                  (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, rights agent, fiscal agent or depository, or other similar capacity;

                  (iv) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection
            (c) of this section;

                  (v) the ownership of stock or of other securities of a
            corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) in this section.

            (c) For the purposes of this section only:

                  (i) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (ii) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture

                        (A) under which indenture and as to which securities the
                  Trustee is also trustee,

                        (B) which contains provisions substantially similar to
                  the provisions of this section, and

                        (C) under which a default exists at the time of the
                  apportionment of the funds and property held in such account;

                  (iii) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (iv) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (v) the term "Company" means any obligor upon the Securities;
            and

                  (vi) the term "Federal Bankruptcy Act" means the Bankruptcy
            Act or Title 11 of the United States Code.

      6.14. Appointment of Authenticating Agent.

            (a) At any time when any of the Securities remain outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery by an Authenticating Agent and a certificate of authentication executed by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this section.

            (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provision of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this section.

            (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this section, and the Trustee shall be entitled to be reimbursed for such payments.

            (e) The provisions of Section 3.8, 6.4 and 6.5 shall be applicable to each Authenticating Agent.

            (f) Pursuant to each appointment made under this section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK

                                    ------------------------------------
                                          As Authenticating Agent


                                    By
                                      ----------------------------------
                                            Authorized Signatory

                                    Dated:
                                          ------------------------------


      6.15. Trustee's Application for Instructions from the Company.

            Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

7.    HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

      7.1.  Company to Furnish Trustee Names and Addresses of Holders.

            (a) The Company will furnish or cause to be furnished to the
Trustee:

                  (i) semi-annually, not more than 15 days after each record date with respect to a regular interest payment date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series as of such record date; provided, however, that if Securities of any series shall have more than two regular interest payment dates in each calendar year or shall not bear interest, then such list with respect to such series of Securities will be furnished to the Trustee semi-annually on such dates as may be agreeable to the Trustee; and

                  (ii) at such other times as the Trustee may request in
            writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

            (b) Any such list may be dated as of the date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided, however, that if the Trustee is the sole Security Registrar with respect to any series of Securities, no such list need be furnished with respect to such series.

      7.2.  Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of holders received by the Trustee in its capacity as sole Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

            (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish proof reasonably satisfactory to the Trustee that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

                  (ii) inform such applicants as to the approximate number of
            Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2.(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2.(b).

      7.3.  Reports by Trustee.

            (a) Within 60 days after May 15 of each year commencing with the May 15 next succeeding the Original Issue Date of such Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

                  (i) its eligibility under Section 6.9 and its qualifications under Section 6.8, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said section, a written statement to such effect;

                  (ii) the character and amount of any advances (and if the
            Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on the trust estate or on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (iii) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(ii), (iii), (iv) or (vi);

                  (iv) the property and funds, if any, physically in the
            possession of the Trustee (as such) on the date of such report;

                  (v) any additional issue of Securities which the Trustee has not previously reported; and

                  (vi) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with
            Section 6.2.

            (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on the trust estate or on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any securities are listed, with the commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

      7.4.  Reports by Company.

            The Company shall:

            (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or, if the company is not required to file information, documents or reports pursuant to either of said sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates);

            (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates);

            (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Paragraphs (a) and (b) of this section as may be required by rules and regulations prescribed from time to time by the Commission; and

            (d) promptly furnish such additional information regarding the Company as may be reasonably requested and reasonably deemed necessary by the Trustee in the conduct of its duties hereunder; provided, however, that the Company shall have no such obligation concerning any information constituting restricted securities information under any law or governmental regulation at the time of application thereto.

8.    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      8.1.  Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge with or into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

            (a) the corporation formed by such consolidation or with or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United State of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (b) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened or be continuing; and

            (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      8.2.  Successor Corporation Substituted.

            Upon any consolidation by the Company with or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or with or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

      8.3.  Officers' Certificates and Opinions of Counsel.

            The Trustee, subject to the provisions of Article Six, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any consolidation, merger, conveyance, transfer or lease and any assumption complies with the provisions of this Article Eight, that all conditions precedent herein provided for relating to such transaction have been complied with and that it is proper for the Trustee under the provisions of this Article Eight to join in the execution of the supplemental Indenture referred to in
Section 8.1.

9.    SUPPLEMENTAL INDENTURES

      9.1.  Supplemental Indentures without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the securities; or

            (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (c) to add any additional Events of Default; or

            (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable as to principal, and with or without interest coupons; or

            (e) to change or eliminate any of the provisions of this Indenture, provided that, any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (f) to secure the Securities; or

            (g) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.2; or

            (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11.(b); or

            (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interest of the Holders of Securities of any series in any material respect.

      9.2.  Supplemental Indentures with Consent of Holders.

            (a) With the consent of the Holders of not less than 80% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

                  (i) change the due date of the principal of, or any
            installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of the maturity thereof pursuant to Section 5.2, or change the coin or currency in which any Security or any premium or the interest thereon in payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (ii) reduce the percentage in principal amount of the
            outstanding Securities of any series, the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (iii) modify any of the provisions of this section or Section
            5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this section or the deletion of this provision, in accordance with the requirements of Sections 6.11.(b) and 9.1.(h).

            (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            (c) It shall not be necessary for any Act of Holders under this section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      9.3.  Execution of Supplemental Indentures.

            In executing or accepting the additional trusts created by any supplemental indenture permitted by this article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent therewith, and that it will be valid and binding upon the Company in accordance with its terms. The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture permitted by this Article and is authorized or permitted by the terms of this Indenture to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

      9.4.  Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      9.5.  Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this article shall conform to the requirements of the Trust Indenture Act as then in effect.

      9.6.  Reference in Securities to Supplemental Indentures.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and delivered by the Company to the Trustee and thereafter upon surrender by the Holders of Outstanding Securities, the same shall be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series, but any such exchange shall not be necessary to make such modification effective as to Outstanding Securities.

10.   COVENANTS

      10.1. Payment of Premium and Interest.

            The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

      10.2. Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, The City of New York for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company in a written notice to the Trustee, such office or agency for all purposes shall be the Corporate Trust Office of the Trustee. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      10.3. Money for Securities Payments to Be Held in Trust.

            (a) The Company will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and

(unless such Paying Agent is the Trustee) the Paying Agent will promptly notify the Trustee of the Company's action or failure so to act.

            (b) The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto and such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice within two Business Days of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            (c) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            (d) Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Chicago, Illinois and the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            (e) Neither the Company nor any Affiliate of the Company shall act as Paying Agent under this Indenture.

      10.4. Statement by Officers as to Default.

            The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

      10.5. Statement as to Compliance.

            The Company will deliver to the Trustee commencing on the fifteenth day of February next following the first issuance of any Securities, and annually thereafter for so long as any Securities remain Outstanding, a certificate, from its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

11.   REDEMPTION OF SECURITIES

      11.1. Applicability of Article.

            Securities of any series which are redeemable before their stated maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this article.

      11.2. Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      11.3. Selection by Trustee of Securities to be Redeemed.

            (a) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not less than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denominations for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series or of a denomination larger than the minimum authorized denomination for Securities of that series.

            (b) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            (c) For the purposes of any such selection, the Company will, upon request of the Trustee, close for a period of 15 days preceding the mailing of any notice of redemption the Security Register of the Company with respect to such series of Securities.

            (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      11.4. Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the Security Register. The notice provided in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holders receive such notice. In any case, failure to give such notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings of the redemption of any other Security.

      11.5. Deposit of Redemption Price.

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

      11.6. Securities Payable on Redemption Date.

            (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date, (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Date together with accrued interest to the Redemption Date; provided, however, that installments of interest whose due date is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more

Predecessor Securities, registered as such at the close of business on the relevant date with respect to such installments of interest according to their terms and the provision of Section 3.7.

            (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

      11.7. Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at a specified place of payment therefor (with, if the Company or the Trustee so require, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

12.   SINKING FUNDS

      12.1. Applicability of Article.

            (a) The provisions of this article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

            (b) The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

      12.2. Satisfaction of Sinking Fund Payments with Securities.

            In lieu of making all or part of any sinking fund payments in cash with respect to securities of any series, the Company

            (a) may deliver to the Trustee for cancellation Outstanding Securities of such series (other than any previously called for redemption) and

            (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities. In each case in satisfaction of all or any part of any sinking fund payment with respect to the

Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

      12.3. Redemption of Securities for Sinking Fund.

            Not less than 60 days prior to each sinking fund payment date for any series of Securities the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any securities to be so delivered. Not less than 30 days before each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

13.   SUBORDINATION

      13.1. Applicability of Article.

            The provisions of the article shall be applicable to the Securities of any series which are subordinated in accordance with their terms as contemplated by Section 3.1 to any Senior Indebtedness.

      13.2. Securities Subordinated to Senior Indebtedness.

            (a) The Company, for itself and its successors, and each Holder, by his acceptance of Securities, agrees that the payment of the principal of and interest on the Securities is subordinated, to the extent and in the manner provided in this article (except as otherwise specified or contemplated by Section 3.1 for such series of Securities) to the prior payment in full of all Senior Indebtedness.

            (b) This Article shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and each of them may enforce such provisions.

      13.3. No Payment on Securities in Certain Circumstances.

            (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full, or such payment duly provided for in accordance with the terms of such indebtedness or in a manner otherwise satisfactory to the holders of such Senior Indebtedness, before any payment is made

                  (i) on account of principal of or interest on the Securities
            or

                  (ii) to acquire any of the Securities for cash or property other than Capital Stock of the Company or

                  (iii) on account of the redemption provisions for the
            Securities.

            (b) Upon the happening of an event of default (or if an event of default would result upon any payment with respect to the Securities) with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding permitting the holders to accelerate the maturity thereof and (if the default is other than (i) default in payment of the principal of or interest on or other amounts due in connection with such Senior Indebtedness or (ii) a default for which notice is required to be sent under the terms of such Senior Indebtedness by the holders thereof or their representative) upon written notice thereof given to the Company and the Trustee by the holders of such Senior Indebtedness or their representative, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions for the Securities; provided, however, that if such default is a default other than a default referred to in Clause (i) of this Section 13.3.(b), nothing contained in this
Section 13.3.(b) shall prevent the Company from making payments of interest, when due, on the Securities; and provided further, that if such default has not become the subject of pretrial proceedings within 120 days after the occurrence thereof (in the case of a default specified in clause (A) of this Section 13.3.(b)), then the Company shall resume making any and all required payments in respect of the Securities.

            (c) In the event that notwithstanding the provisions of this Section 13.3, the Company shall make any payment to the Trustee on account of the principal of or interest on the Securities or on account of the redemption provisions (other than as permitted by Section 13.3.(b)), after the happening of an event of default of the type specified in Clause (i) or (ii) of Section 13.3.(b) above or after receipt by the Company and the Trustee of written notice as provided in Section 13.3.(b) above of any other event of default with respect to any Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 13.7 and 23.8) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

      13.4. Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company.

            Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full (or to have such payment duly provided for) of the principal thereof and interest due thereon and other amounts due in connection therewith before the Holders are entitled to receive any payment on account of the principal of or interest on the Securities;

            (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this article, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Indebtedness or their representative to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

            (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be reflected by the Trustee or the Holders or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of principal of or interest on the Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections 13.7 and 13.8) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

            The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company or any assignment for the benefit of the Company's creditors.

      13.5. Securityholders to be Subrogated to Rights of Holders of Senior Indebtedness.

            Subject to the payment in full of all Senior Indebtedness, the Holders of Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders by virtue of this article which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      13.6. Obligations of the Company Unconditional.

            Nothing contained in this article or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this article of the Holder of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this article, the Trustee, subject to the provisions of Sections
6.1 and 6.3, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation, reorganization or similar proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this article.

      13.7. Trustee and Paying Account Entitled to Assume Payments Not Prohibited in Absence of Notice.

            The Trustee and Paying Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or the Paying Agent or the taking of any other action under this article by the Trustee unless and until the Trustee or the Paying Agent shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee and Paying Agent, subject to the provisions of Sections 6.1 and 6.3, shall be entitled in all respects conclusively to assume that no such facts exist.

      13.8. Application by Trustee of Moneys Deposited With It.

            Money or securities deposited in trust with the Trustee pursuant to and in accordance with Section 10.1 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this article. Otherwise, any deposit of moneys by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Securities shall be subject to the provisions of Sections 13.1, 13.2, 13.3, 13.4 and 13.5 except that, if two Business Days prior to the date on which by the terms of this Indenture any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest, on any Security), the Trustee shall not have received with respect to such monies the notice provided for in Section 13.7, then the Trustee or the Paying Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it during or after such two Business Days. This section shall be construed solely for the benefit of the Trustee and Paying Agent and nothing herein shall be construed to relieve any Holders from the duties imposed upon them under Section 13.4.(c) with respect to moneys received in violation of the provisions of this article.

      13.9. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness.

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness who have not consented thereto.

     13.10. Securityholders Authorize Trustee to Effectuate Subordination of Securities.

            Each Holder by his acceptance of Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this article and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or any other similar remedy or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders.

     13.11. Right of Trustee and Paying Agent to Hold Senior Indebtedness.

            The Trustee and the Paying Agent, in their individual capacities, shall be entitled to all of the rights set forth in this article in respect of any Senior Indebtedness at any time held by either of them to the same extent any other holder of Senior Indebtedness, and nothing in this indenture shall be construed to deprive the Trustee or the Paying Agent of any of its rights as such Holder.

     13.12. This Article Not to Prevent Events of Default.

            The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this article shall not be construed as preventing the occurrence of an Event of Default under Section 5.1.

     13.13. No Fiduciary Duty Created to Holders of Senior Indebtedness.

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                    OSI PHARMACEUTICALS, INC.



                                    By: /s/
                                        -------------------------------------
                                        Title:



                                    THE BANK OF NEW YORK,
                                    as Trustee



                                    By: /s/
                                        -------------------------------------
                                        Title:

                                                                       EXHIBIT 1


                              FORM OF ONE YEAR NOTE

                             [Form of Face of Note]

Number                                                              $___________
                                                              CUSIP No._________

                              ONE YEAR NOTE -- [ ]%

                            OSI PHARMACEUTICALS, INC.


Due __________________

            OSI Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to ____________________, or _______ registered assigns, the principal sum of _____________________ at the office or agency of the Company in _____________________, on _____________________, (the
"Due Date"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, on each Interest Payment Date (as defined herein) on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note from the Interest Payment Date next preceding the date of this Note to which interest has been paid or duly provided for, unless the date thereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes since the Original Issue Date (as defined in the Indenture referred to on the reverse hereto) of this Note, then from such Original Issue Date, until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the fifteenth day preceding such Interest Payment Date (the "Record Date" corresponding to such Interest Payment Date), whether or not such Interest Payment Date is a business day, and may, at the option of the Company, be paid by check mailed to the registered address of such person. Notwithstanding the foregoing, if the date hereof is after the Record Date corresponding to an Interest Payment Date and before such Interest Payment Date, this Note shall bear interest from such Interest Payment Date. An "Interest Payment Date" shall be the dates which are 90, 180 or 270 days after the Original Issue Date of this Note and the Due Date.

            This Note may be redeemed by the Company at any time in accordance with the provisions therefore in the Indenture, for a payment in cash equal to 100% of the then outstanding principal sum, plus accrued and unpaid interest to the Redemption Date.

            Reference is made to the further provisions of this Note set forth on the reverse hereto. Such further provisions shall for all purposes have the same affect as though fully set forth at this place.

            This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.

            IN WITNESS WHEREOF, OSI Pharmaceuticals, Inc. has caused this instrument to be executed in its corporate name by the facsimile signatures of its Chairman of the Board, its President, or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries and impressed or imprinted with its corporate seal or a facsimile thereof.

Dated:

                                    OSI PHARMACEUTICALS, INC.



                                    ----------------------------------
                                    Title:

[SEAL]


ATTEST:



----------------------------------
Title:

                     [Form of Certificate of Authentication]

            This is one of the Securities of the series designated pursuant to the within-mentioned Indenture.

THE BANK OF NEW YORK,               THE BANK OF NEW YORK,
     as Trustee                          as Trustee


                                    OR



By:                                 By:
   ------------------------------      ------------------------------
        Authorized Signatory              as Authenticating Agent


Dated:
      ---------------------------
                                    By:
                                       ------------------------------
                                            Authorized Signatory

                                    Dated:
                                          ---------------------------

                         [Form of Reverse Side of Note]

                            OSI PHARMACEUTICALS, INC.

                              ONE YEAR NOTE -- [ ]%


            This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of January 6, 1999 (herein called the "Indenture"), duly executed and delivered by the Company to The Bank of New York, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may as between different series and within a given series mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), and may otherwise vary as the Indenture provides. This Note is one of a series designated as the One Year Notes -- [ ]% of the Company (hereinafter called the "Notes"), limited in aggregate principal amount to the amount issuable upon exercise of the Company's Rights declared as dividends on January 6, 1999 pursuant to a rights agreement dated as of January 6, 1999 between the Company and The Bank of New York, as rights agent.

            Interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

            If an Event of Default, as defined in the Indenture, with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due a payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 80% in principal amount of the Securities at the time Outstanding (as that term is defined in the Indenture) of each series to be affected. The Indenture also contains provisions permitting the Holders of 80% in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Notes are issuable only in registered form without coupons in denominations of $10 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            This Note is subordinated in right of payment to the prior payment in full of all Senior Indebtedness. "Senior Indebtedness" means the principal of interest on and other amounts due on or in connection with (i) any Indebtedness of the Company (other than the Notes), whether outstanding on the date of this Indenture or hereafter created, incurred, assumed or guaranteed in any manner by the Company; and (ii) deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, such Indebtedness, unless the instrument creating or evidencing such Indebtedness or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Senior Indebtedness shall not, however, include Indebtedness of the Company to a Subsidiary for money borrowed or advances from such Subsidiary.

            Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note in registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            All capitalized terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

            This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of such state.


                                       -3-